Q2 Fiscal 2018 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Transcat® Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

Second Quarter Fiscal 2018 Execution

Consolidated Results

- Revenue up 4.2% to $35.9 million
- Operating income down slightly given investments to enhance operating infrastructure and impact from hurricanes
- Net income of $0.8 million, or $0.11 per diluted share
- Results do not include any potential hurricane-related insurance policy recoveries

Service Segment

- Revenue increased 7.6% on all organic growth; 34 consecutive quarters of YOY revenue growth
- Largest lab located in Houston significantly impacted by Hurricane Harvey: disruptions with staff, customers and supply chain
- Increased focus on productivity initiatives

Distribution Segment

- Diversified sales channels provide lift: growing rental business and sales through independent representative network
- Higher demand from industrial customers, partially offset by softness in alternative energy market
- Benefiting from web marketing and technology-based investments

Revenue

($ in millions)

Q2 Service Segment


$16.9
$18.2
Q2 FY 2017
Q2 FY 2018

Q2 Distribution Segment


$17.5
$17.7
Q2 FY 2017
Q2 FY 2018

Consolidated – Annual


7% CAGR*
$118.5
$123.6
$122.2
$143.9
$148.5
$48.2
$51.8
$59.2
$71.1
$73.7
$70.3
$71.8
$63.0
$72.8
$74.8
FY 2014
FY 2015
FY 2016
FY 2017
Q2 FY 2018 TTM
Service
Distribution

- Service segment continues its strong momentum
  - Solid organic revenue growth
  - 12.4% Q2 FY18 TTM growth
  - 13% CAGR*

**FY 2014 – Q2 FY 2018 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income and Margin

($ in millions)

Q2 Service Segment


$0.8
$0.8
4.7%
4.3%
Q2 FY 2017
Q2 FY 2018

Consolidated – Annual

4% CAGR*


$6.7
$6.8
$6.3
$7.9
$7.8
$2.4
$3.7
$4.2
$4.8
$4.6
$4.3
$3.1
$2.1
$3.2
$3.2
FY 2014
FY 2015
FY 2016
FY 2017
Q2 FY 2018 TTM
Service
Distribution

Q2 Distribution Segment


$0.8
$0.7
4.5%
3.8%
Q2 FY 2017
Q2 FY 2018

- Service gross margin negatively impacted from hurricanes and short-term productivity constraints
- Distribution gross margin impacted by lower vendor rebates and mix
  - Segment operating margin down due to higher G&A, partially offset by lower selling expense

**FY 2014 – Q2 FY 2018 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Adjusted EBITDA* and Margin

($ in millions)

Q2 Service Segment


$2.0
$2.1
11.9%
11.3%
Q2 FY 2017
Q2 FY 2018

Consolidated – Annual

12% CAGR**


$10.0
$10.3
$10.6
$14.5
$14.8
$4.6
$6.1
$7.5
$9.6
$9.5
$5.4
$4.1
$3.1
$4.9
$5.3
FY 2014
FY 2015
FY 2016
FY 2017
Q2 FY 2018 TTM
Service
Distribution

Q2 Distribution Segment


$1.3
$1.2
7.4%
6.9%
Q2 FY 2017
Q2 FY 2018

- 23% CAGR for Service segment**
  - Validates strong operating leverage
- Consolidated results of $3.3 million consistent with prior-year period
  - Adjusted EBITDA* margin down 40 bps to 9.2%

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*
*** FY 2014 – Q2 FY 2018 TTM*
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Net Income & Diluted EPS

($ in millions, except EPS)


Annual
$4.0
$4.0
$4.1
$4.5
$4.3
$0.54
$0.57
$0.58
$0.64
$0.61
FY 2014
FY 2015
FY 2016
FY 2017
Q2 FY 2018 TTM


Quarterly
Diluted EPS
$0.9
$0.8
$0.13
$0.11
Q2 FY 2017
Q2 FY 2018

- Q2 effective tax rate of 34.2% compared with 33.9%
- Income tax rate expected to range between 34% and 36% for full year fiscal 2018*

** FY 2018 tax rate expectation provided as of October 24, 2017*

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt



$7.6
$12.2
$19.1
$27.3
$29.7
FY 2014
FY 2015
FY 2016
FY 2017
Q2 FY 2018

- $8.3 million available from credit facility as of September 23, 2017
- Total debt to TTM Adjusted EBITDA* 2.0x at quarter-end
- YTD FY18 CapEx of $3.9M for rental assets and customer-driven Service capabilities

Capital Expenditures



$2.0
$3.5
$4.1
$5.3
$6.7
FY 2014
FY 2015
FY 2016
FY 2017
Q2 FY 2018 TTM

Cash Flow from Operations



$7.6
$4.4
$11.0
$7.5
$4.2
FY 2014
FY 2015
FY 2016
FY 2017
Q2 FY 2018 TTM

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

FY 2018 Outlook* -- Strong Momentum

Value proposition continues to resonate in the market

- Service segment: Expect solid organic growth and improved productivity
- Distribution segment: Optimistic that performance will continue
- Expect impact of Hurricane Harvey on Houston market will lessen as the third quarter progresses; will see some softness in revenue and margins
- Hurricane Maria impact on Puerto Rico operations still to be determined with expected prolonged recovery; lab accounts for <2% of total revenue
- Operational Excellence: Upgrading the degree of sophistication in our processes
- Remain selective and disciplined in acquisition and investment approach
- CapEx spend of $6.0 million to $6.5 million

** Outlook provided as of October 24, 2017*

Upcoming Investor Relations Calendar

Nov 15/16	IDEAS Southwest Conference (DAL)
Dec 14	Benchmark Micro Cap Discovery Conference (CHI)

Supplemental Information

TRANSCAT®
Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2014	FY 2015	FY 2016	FY 2017	Q2 FY18 TTM
Net Income	$ 3,984	$ 4,026	$ 4,124	$ 4,522	$ 4,337
+ Interest Expense	130	234	247	719	919
+ Other Expense / (Income)	129	111	48	51	35
+ Tax Provision	2,462	2,397	1,883	2,642	2,496
Operating Income	$ 6,705	$ 6,768	$ 6,302	$ 7,934	$ 7,787
+ Depreciation & Amortization	2,945	3,090	3,946	6,184	6,063
+ Other (Expense) / Income	(129)	(111)	(48)	(51)	(35)
+ Noncash Stock Compensation	527	507	359	453	958
Adjusted EBITDA	$ 10,048	$ 10,254	$ 10,559	$ 14,520	$ 14,773

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

TRANSCAT Trust in every measure

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2014	FY 2015	FY 2016	FY 2017	Q2 FY18 TTM
Service Operating Income	$ 2,379	$ 3,693	$ 4,155	$ 4,769	$ 4,609
+ Depreciation & Amortization	2,144	2,362	3,216	4,660	4,493
+ Other (Expense) / Income	(141)	(138)	(64)	(55)	(40)
+ Noncash Stock Compensation	230	224	171	217	460
Service Adjusted EBITDA	$ 4,612	$ 6,141	$ 7,478	$ 9,591	$ 9,522
Distribution Operating Income	$4,326	$3,075	$2,147	$3,165	$3,178
+ Depreciation & Amortization	801	728	730	1,524	1,570
+ Other (Expense) / Income	12	27	16	4	5
+ Noncash Stock Compensation	297	283	188	236	498
Distribution Adjusted EBITDA	$ 5,436	$ 4,113	$ 3,081	$ 4,929	$ 5,251
Service	$ 4,612	$ 6,141	$ 7,478	$ 9,591	$ 9,522
Distribution	$ 5,436	$ 4,113	$ 3,081	$ 4,929	$ 5,251
Total Adjusted EBITDA	$ 10,048	$ 10,254	$ 10,559	$ 14,520	$ 14,773

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.